Exhibit 99.1

CB CAPITAL BANK

FINANCIAL CORP

The Path to Performance

September 2013

CB Safe Harbor Statement

Forward-Looking Statements

Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

2

CB Our Path to Investor Returns

Improve ROA from 0.64% (0.69% Core) to 1.0%

Generate organic loan and core deposit growth

Deploy capital through acquisitions, in a thoughtful and disciplined manner

Optimize capital structure and return excess capital to investors

Target low double-digit ROTCE

Significantly improve stock valuation

Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. See appendix for core reconciliation. 3

CB Significant Upside Potential vs. Selected Peers

Assets ($ bn) Projected Population Growth ROA TCE ROTCE P/TBV

BankUnited 13.2 3.4% 1.68% 13.5% 12% 1.70

BancorpSouth 13.2 3.3% 0.63% 9.0% 7% 1.58

IBERIABANK 12.8 3.9% 0.48% 8.7% 6% 1.47

Trustmark 11.9 1.3% 1.06% 8.0% 14% 1.83

United Bankshares 8.5 1.4% 1.06% 7.7% 14% 2.29

Pinnacle 5.4 7.8% 1.10% 8.7% 13% 2.22

Average 10.8 3.5% 1.00% 9.3% 11% 1.85

Capital Bank 6.8 4.8% 0.64% 14.1% 5% 1.19

Peers selected based on Southeast presence and asset size. Data as of 2Q 2013, P/TBV as of 9/5/2013. Source: SNL. 4

CB The Capital Bank Story

From ‘blind pool’ to $6.8 billion bank in three years

Total Assets

$ in millions

8,000

7,000

6,000

5,000

4,000

3,000

2,000

1,000

0

2010Q2

2010Q3

2010Q4

2011Q1

2011Q2

2011Q3

2011Q4

2012Q1

2012Q2

2012Q3

2012Q4

2013Q1

2013Q2

Winston-Salem

Raleigh

Knoxville

Nashville

Charlotte

Columbia

Charleston

Naples

Miami

Gulf of Mexico

Atlantic Ocean

Source: SNL Financial 5

We've Built One Bank out of Seven Acquisitions

TIB Financial Corp

Capital Bank

Green Bankshares, Inc.

Southern Community Financial Corporation

First National Bank

Metrobank

Turnberry Bank

Capital Bank Financial Corp

- Merged all acquisitions into single national charter: Capital Bank, NA
- Integrated onto single scalable processing platform
- Branded all retail stores Capital Bank
- Centralized all back-office functions
- Rolled out uniform products, pricing, and management practices across the footprint
- Established a common culture of performance, accountability, and compliance

6

CB We are Generating New Loans Organically

Originated Loan Portfolio*

$ in millions

2,500

2,000

1,500

1,000

500

-

12/31/10 12/31/11 12/31/12 6/30/13

Non-legacy loans were up 10% sequentially and 75% year-over-year, as we have built new relationships with commercial and consumer borrowers

New loan originations up 20% sequentially to $302 mm in 2Q13

Total loan portfolio shrank 1% in 2Q13, due to special assets resolutions

As originations continue to grow and resolutions decline over time, strong portfolio growth should emerge

* Non-PCI loans

CB And Aggressively Resolving Problem Loans

Special Assets*

$ in mms

Acquisition of Southern Community

-20%

1,200

977 895 1,085 986 854

1,000

800

143

600

298

400

252

200

160

-

2Q12 3Q12 4Q12 1Q13 2Q13

Criticized

Classified Performing

Classified Non-Performing

REO

During 2Q, we reduced the special assets portfolio by $133 mm

New inflows to non-performing status declined from $48 mm in 1Q13 to $33 mm in 2Q13, and were the lowest level in four quarters

During 2Q13, we sold $28 mm in REO at net gains of $2 mm, and had $38 mm in REO under contract at quarter end

*Net of charge-offs, prior to marks.

CB We’ve Improved Lender Productivity

Number of commercial bank salespersons

New Hires

Legacy Employees

80 70 60 50 40 30 20 10 0

3 10 13 16 25 35

66 48 37 44 41 26

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

38% increase in commercial loan production

Our goal is to create a premier commercial lending platform for Southeastern middle-market and small businesses

We continuously “topgrade” the salesforce by recruiting experienced lenders to supplement the existing team

As evidence of progress, our commercial originations were up 38% from 1Q 2012 to 2Q 2013, without an increase in the size of the salesforce

CB We’ve Built a Diversified Book of Commercial Loans

Portfolio Mix, Pre Acquisition*

Commercial, 24%

CRE, 42%

Consumer / Other, 33%

Portfolio Mix, 2Q13

CRE, 29%

Commercial, 39%

Consumer / Other, 32%

We are calling on some of the strongest middle market businesses in the Southeast, across a wide range of industries

We’re focused on quality: At June 30, 2013, total non-accruals were only 0.3% of our newly originated book

Participations account for less than 15% of newly originated loans, and we only participate when we have direct relationships with the issuer’s management

*Combined portfolio mix of the seven acquired banks prior to acquisition. TIB, Turnberry, MetroBank, and FNBS as of 6/30/2010, legacy Capital Bank as of 9/30/2010, Green Bank as of 12/31/2010, and Southern Community as of 12/31/2011.

CB We’ve Significantly Lowered Deposit Costs

Deposit Mix, Pre Acquisition*

Time deposits 53%

Non-interest checking 10%

Interest checking 16%

MMDA & Savings 21%

Deposit Mix 2Q13

Time deposits 32%

MMDA & Savings 28%

Non-interest checking 17%

Interest checking 23%

We’re building a quality deposit franchise with a focus on low-cost funds and sticky relationships

We are 97% deposit funded

67% of total deposits are core deposits

59% of core deposits are checking account balances

*Source: Company filings, SNL Financial. TIB, Turnberry, MetroBank, and FNBS as of 3/31/2010, legacy Capital Bank as of 9/30/2010, Green Bank as of 3/31/2011, and Southern Community as of 12/31/2011.

CB We are Steadily Growing Checking Accounts

Sequential change in total checking accounts

1,000 500 - (500) (1,000) (1,500)

Jul-12

Aug-12

Sep-12

Oct-12

Nov-12

Dec-12

Jan-13

Feb-13

Mar-13

Apr-13

May-13

Jun-13

Jul-13

Aug-13

We believe checking accounts are the lowest-cost and stickiest source of funds

Our consumer bank leadership team has developed a playbook to guide marketing activities, created uniform reporting metrics, and introduced incentives

During 2012, we scrubbed dormant and unprofitable accounts

Following our last integration, checking accounts are now growing consistently month over month

Excludes addition of checking accounts from Southern Community in October 2012

CB Second Quarter Highlights

Reported GAAP net income of $11.1 mm, or $0.21 per diluted share, up 101% q/q

Reported core net income of $12.1 mm, or $0.22 per diluted share, up 28% q/q

Core ROAA of 0.69%, up from 0.52% in 1Q

Originations up 20% sequentially to $302 mm

NIM expanded 6 bps on lower borrowing and deposit costs and deployment of cash into securities

Strong Special Assets resolutions at $133 mm

Completed $50 mm stock repurchase program at weighted average price of $17.60 per share

Strongly capitalized with 13.3% tier 1 leverage

TBV per share of $17.75

Fully-marked TBV per share of $20.50

See reconciliation of non-GAAP measures in appendix.

CB 2Q NIM Improved Sequentially

Net Interest Margin

4.41% 4.47%

1Q13

Loans

Liquidity

Deposit Costs

Borrowing Costs

2Q13

Yields

6.37%

6.28%

6.04%

6.37%

6.17%

All Loans

4.84%

4.52%

4.27%

4.38%

3.98%

New Loans

1.96%

1.63%

1.28%

1.43%

1.40%

Securities

2Q12

3Q12

4Q12

1Q13

2Q13

The net interest margin expanded by 6 bps in the quarter, as lower yields on loans were more than offset by lower borrowing and deposit costs and redeployment of excess cash into securities

Borrowing costs fell as a result of the pre-payment of $34.5 mm of high-coupon trust preferreds in late 1Q

Yields on total loans fell by 20 bps in the quarter, despite additional accretable yield recorded for the legacy Southern Community portfolio

New loan yields declined 40 bps primarily due to mix shift, as we originated a higher mix of residential mortgages and variable rate commercial loans

CB Core Noninterest Income Improved Sequentially

Core Noninterest Income

$ in mms

25 20 15 10 5 0 -5

11.5

12.8

15.1

13.1

14.4

2Q12

3Q12

4Q12

1Q13

2Q13

FDIC indemnification asset (IA)

Non-core adjustments

Core noninterest income, ex FDIC IA

$ in mms

2Q12

1Q13

2Q13

Services charges on deposits 6.3 6.3 6.3

Debit card income 2.6 2.8 3.0

Fees on mortgage loans sold 1.2 1.2 1.6

Investment advisory and trust fees 0.1 0.1 0.2

Other 1.3 2.7 3.3

Total 11.5 13.1 14.4

FDIC indemnification asset (0.2) (2.2) (1.1)

Total core noninterest income 11.3 10.9 13.3

See reconciliation of non-GAAP measures in appendix.

Excluding FDIC asset accretion, core noninterest income increased by $1.3 mm sequentially on stronger debit card and mortgage fee income, and was up $2.9 mm year-over-year

Sold mortgage volumes increased from $49 mm in 2Q from $41 mm in 1Q

FDIC indemnification asset expense was higher in 1Q13 due to covered portfolio recoveries in that quarter

Significant Upside Potential from Normalized Credit Costs

Noninterest Expense

$ in mms



-15%
59
70
68
61
59
2Q12
3Q12
4Q12
1Q13
2Q13
Non-core adjustments
Legacy credit expense
Core non-interest expense, before legacy credit

Normalization of Credit Costs



Other Nonintrest Expense & Provision
Legacy Credit Expense, Special Assets Comp, & Legacy Provision*
80% reduction =
+$25 mm in earnings
+$0.47 / shr
50
202
10
202
2Q13 Annualized
Normalized

- Total noninterest expense is down 15% over the last three quarters, back to pre-Southern Community levels
- As we reduce problem loan balances, we expect legacy credit costs to decline by approximately 80%

See reconciliation of non-GAAP measures in appendix. *Note: 2Q13 annualized legacy credit expense, special assets comp, & legacy provision includes $4.7 mm of annual salaries and benefits associated with special assets personnel.

16

CB Our Roadmap to Higher ROTCE

Peer Avg 2Q13: 13%

14%

12%

10%

8%

6%

4%

2%

0%

2Q13 Core ROTCE

Improve ROAA to 1%

Deploy excess capital to 10% Leverage Ratio

Target 8% Leverage Ratio

Optimize Preferred

Fully Deployed ROTCE

We are targeting low double-digit ROTCE, consistent with peers

We are working to improve ROA by generating positive loan portfolio growth, resolving legacy problem loans, improving fee income, and managing costs

We plan to deploy excess capital over time through acquisitions and by returning to investors

We are targeting a tier 1 ratio of approximately 8% once our operating agreement expires

We may issue perpetual preferreds to optimize regulatory capital, consistent with guidance

CB Our Path to Investor Returns

Improve ROA from 0.64% (0.69% Core) to 1.0%

Generate organic loan and core deposit growth

Deploy capital through acquisitions, in a thoughtful and disciplined manner

Optimize capital structure and return excess capital to investors

Target low double-digit ROTCE

Significantly improve stock valuation

Intense focus on improving/sustaining ROTCE

ROTCE = Return on Tangible Common Equity. See appendix for core reconciliation

CB

Appendix

CB CBF and Peers: Price to Fully-marked TBV

CBF fully-marked TBV at 6/30/13: $20.50

4.0x

3.5x

3.0x

2.5x

2.0x

1.5x

1.0x

0.5x

0.0x

PB

HOMB

OZRK

PNFP

NYCB

VLY

CFR

UBSI

PRK

SCBT

STBA

CYN

PBCT

UCBI

TRMK

HBHC

BXS

BKU

HMPR

STSA

SNV

IBKC

STBZ

NBHC

CBF

Peer

Blind Pools / Recap

Note: Fully Marked TBV as of 6/30/2013, stock prices as of 8/30/2013. Fully-marked TBV equals net assets, adjusted for fair value of financial instruments, less goodwill and intangibles net of tax effect. See appendix for additional discussion of estimated fair value adjustments.

Source: Company filings, SNL Financial

Tangible and Fully-marked Tangible Book Value

The methods and assumptions used to estimate fair value of financial instruments are described as follows:

Carrying amount is the estimated fair value for cash and cash equivalents, receivable from FDIC, derivatives, noncontractual demand deposits and certain short-term borrowings. As it is not practicable to determine the fair value of Federal Reserve, Federal Home Loan Bank stock, indemnification asset and other bankers’ bank stock due to restrictions placed on transferability, the estimated fair value is equal to their carrying amount. Security fair values are based on market prices or dealer quotes, and if no such information is available, on the rate and term of the security and information about the issuer including estimates of discounted cash flows when necessary. For fixed rate loans or contractual deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life, adjusted for expected credit risk. Fair values for impaired loans are estimated using discounted cash flow analysis or underlying collateral values. Fair value of long-term debt is based on current rates for similar financing.

The fair value of off-balance sheet items that includes commitments to extend credit to fund commercial, consumer, real estate construction and real estate-mortgage loans and to fund standby letters of credit is considered nominal.

The most significant difference between carrying value and estimated fair value of financial instruments is the differential between the carrying value and estimated fair value of our loan portfolio. As described in Note 14 to the Company’s Consolidated Financial Statements for the period ending June 30, 2013, the estimated fair value of loans exceeded their carrying value by approximately $252.0 million. This difference arises as acquired loans were initially recorded at acquisition date fair values which incorporated management’s expectation of lifetime credit losses. As our loan cash flow expectations and experience has generally improved from our original expectations and the market interest rates for similar instruments have generally declined, our estimates of fair value have increased. These estimates utilize discounted cash flows as a primary valuation approach incorporating collateral value, prepayment and credit risk (including consumer credit scores where applicable) along with the LIBOR/Swap curve for market interest rates. For loans with higher credit risk ratings, incremental spreads were added for credit and liquidity factors. Estimated fair values for commercial loans were determined using syndicated loan prices and spreads, survey data from the Federal Reserve e2 release, and rated corporate bonds. The Company’s internal risk ratings were mapped to the Federal Reserve e2 and Moody’s rating categories. Estimated fair values for commercial real estate loans also incorporated commercial mortgage backed security securitization prices and spreads. Estimated fair values for consumer loans were determined using product-specific survey rate data from a leading provider of financial information. Estimated fair values for residential mortgage loans were determined using mortgage backed security option-adjusted spreads, with incremental spreads added credit and liquidity. Credit spreads were sourced from third party survey data of mortgage banking activities from a leading provider of financial information.

CB Fully-Marked Tangible Book Value, TCE, and ROTCE

$ in millions June 30,2013

Carrying

Fair Value Value Difference

Assets 6,256 6,004 252

Liabilities 5,662 5,648 14

Net assets 594 355 238

Net assets, net of tax effect 145

Plus tangible book value 941

Fully-marked tangible book value 1,087

Shares outstanding 53.0

Fully marked TBV / share $20.50

See note 14 to the financial statements.

TCE Ratio Calculation

$ millions

2Q13

Tangible Common Equity 931.3

Tangible Assets 6,628.3

TCE Ratio 14.1%

ROTCE Calculation

$ millions

2Q13

Net Income 11

Tangible Common Equity 931

ROTCE 5%

Source: SNL Financial

CB Tangible Book Value

(In thousands, except per share data)

June 30, 2013

Total common shareholders’ equity $1,104,933

Intangibles, net of taxes (163,742)

Tangible book value $941,191

Common shares outstanding 53,019

Tangible book value per share $17.75

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

CB Disciplined and Thoughtful Acquiror

Acquisitions have been negotiated at discounts to prevailing deal pricing

Conservative Deal Pricing

Target Announce Date Premium to Market (1) Price / TBV Price / Adj. TBV(2)

TIB Financial Corp. 06/10 (77%) 0.25x 1.25x

Capital Bank 11/10 59% 0.45x 1.25x

GreenBankshares 05/11 (20%) 0.41x 1.17x

Southern Community Financial Corporation 03/12 59% 0.95x 1.42x

Capital Bank Average 5% 0.51x 1.27x

Comparables Average (3) 59% 1.28x 1.85x

First National Bank Metrobank Turnberry Bank 07/10 NA NA 0.93x

Extensive local market knowledge, including board-level relationships with many targets

Healthy acquiror with clean balance sheet and compelling growth story

Creative structuring skills

Track record of timely regulatory approval and rapid integration

Source: Company filings, SNL Financial, FactSet, and management.

(1) Premium / (discount) paid per share to 1-day unaffected share price.

(2) Price / adjusted TBV = Announced deal value / (TBV – net loan mark + incremental DTA).

(3) Comparable unassisted M&A transactions include those $25mm–$500mm in deal value between two public banks since July 2010 with public credit mark disclosures (25 such transactions).

CB Reconciliation of Core Noninterest Income / Expense

$ in mms Core non Interest Income Net interest income Reported non interest income (-)Securities / Purchase Gains (-)Insurance settlement gain Core non interest income Reported non interest expense (-) Conversion expenses (-) Stock compensation (-) Extinguishment debt 2Q13 $67.2 13.5 0.2 – $13.3 $59.1 0.1 1.3 – 1Q13 $67.8 10.9 – – $10.9 $61.0 0.0 1.6 0.3 4Q12 $66.0 15.4 0.0 – $15.4 $68.4 2.4 3.8 – 3Q12 $60.3 20.3 4.9 1.8 $13.6 $69.4 4.2 4.2 2.9 2Q12 $63.3 12.2 0.9 – $11.3 $58.6 1.6 4.2 –

(-) CVR Valuation 0.2 2.6 – (0.1) –

(-) Insurance settlement expense – – – 1.8 –

(-) Intangible impairment – – 0.2 – –

(-) Legal fees 0.0 0.1 0.1 0.5 0.4

Core non interest expense $57.5 $56.4 $61.9 $55.9 $52.5

Memo: Legacy Credit Expense $11.4 $8.0 $12.1 $15.7 $10.4

*Core fee ratio 16.53% 13.86% 18.80% 18.59% 15.13%

**Core efficiency ratio 71.53% 71.68% 76.14% 75.41% 70.36%

*Core fee ratio: core noninterest income / (net interest income + core noninterest income)

**Core efficiency ratio: core noninterest expense / (net interest income + core noninterest income)

CB Reconciliation of Core Net Income

$ in mms

Quarter Quarter Quarter Quarter Quarter Quarter

Ended Ended Ended Ended Ended Ended

2Q13 2Q13 1Q13 1Q13 2Q12 2Q12

Net income $11.1 $11.1 $5.6 $5.6 $6.4 $6.4

Adjustments Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax

Non-Interest Income

Security gains (0.2) (0.1) - - (0.9) (0.6)

Non-Interest Expense

Non-cash equity compensation 1.3 0.8 1.6 0.9 4.2 2.6

Conversion and severance expense

(conversion and salary / employee benefits) 0.1 0.1 - - 1.6 0.9

CVR (other expense) 0.2 0.2 2.6 2.6 - -

Legal and merger (professional fees) - - 0.1 0.1 0.4 0.4

Loss on extinguishment of debt - - 0.3 0.2 - -

Tax effect of adjustments* (0.4) N/A (0.8) N/A (2.0) N/A

Core Net Income $12.1 $12.1 $9.4 $9.4 $9.7 $9.7

Average Assets $6,945 $7,182 $6,355

Average Equity $1,143 $1,166 $1,011

**Core ROAA 0.69% 0.52% 0.61%

***Core ROAE 4.2% 3.2% 3.8%

*Tax effected at an income tax rate of 39%

**Core ROAA: Annualized core net income / average assets

***Core ROAE: Annualized core net income / average equity

CB Core ROAA

$ in millions

FYE 2010 FYE 2010 FYE 2011 FYE 2011 FYE 2012 FYE 2012 2Q13 2Q13

Net income $12.1 $12.1 $7.5 $7.5 $55.7 $55.7 $11.1 $11.1

Pre -Tax After -Tax Pre -Tax After -Tax Pre -Tax After -Tax Pre -Tax After -Tax

Adjustments:

Non-Interest Income

Security gains – – ($4.7) ($2.9) ($8.6) ($5.2) ($0.2) ($0.1)

Insurance settlement gain – – – – ($1.7) ($1.1) – –

Non-Interest Expense

Non-cash equity compensation – – 9.8 6.0 18.7 11.4 1.3 0.8

Conversion and severance expense 2.0 1.2 7.6 4.6 9.2 5.6 0.1 0.1

(conversion and salary/employee benefits)

CVR (other expense) – – – – – – 0.2 0.2

Legal and merger (professional fees) 2.5 2.0 1.5 1.5 2.5 2.2 – –

Loss on extinguishment of debt – – (0.4) (0.3) 3.3 2.0 – –

Impairment of intangible – – 2.9 1.8 0.2 0.1 – –

Insurance settlement expense – – – – 1.7 1.1 – –

Bargain purchase gain (15.2) (15.2) – – – – – –

Tax benefit – – – – (34.0) (34.0) – –

Tax effect (1.3) N/A (6.0) N/A (9.2) N/A (0.4) N/A

Core net income $0.1 $0.1 $18.2 $18.2 $37.8 $37.8 $12.1 $12.1

Average assets $1,581 $5,361 $6,615 $6,945

Core ROAA 0.01% 0.34% 0.57% 0.69%

CB Accretable Yield Rollforward

(Dollars in thousands) Three Months Ended June 30, 2013 Three Months Ended June 30, 2012 Six Months Ended June 30, 2013 Six Months Ended June 30, 2012

Balance, beginning of period $490,221 $639,150 $552,999 $715,479

New loans purchased — — — —

Accretion of income (42,957) (47,783) (88,092) (98,097)

Reclassifications from nonaccretable difference 43,223 47,838 53,496 57,564

Disposals (25,624) (29,212) (53,540) (64,953)

Balance, end of period $464,863 $609,993 $464,863 $609,993